Exhibit 99.1

4th Quarter and Full Year 2012 Earnings Report March 12, 2013

Forward Looking Statements This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Fourth Quarter earnings conference call held on March 12, 2013. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, (ii) those set forth under “Risk Factors” in CVR Refining, LP’s Prospectus and any other filings CVR Refining, LP makes with the Securities and Exchange Commission, and (iii) those set forth under “Risk Factors” in the CVR Partners, LP Annual Report on form 10-K, Quarterly Reports on form 10-Q and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Consolidated Results Note: Adjusted EBITDA for the fourth quarter and full year 2012 excludes turnaround expense of $93.7mm and $128.5mm, respectively and $54.1mm and $66.4mm for fourth quarter and full year 2011, respectively Non-GAAP reconciliation on slide 10 Non-GAAP reconciliation on slide 11 Non-GAAP reconciliation on slide 12 Non-GAAP reconciliation on slide 13 Fourth Quarter Full Year (In millions, except for EPS/Distributions) Q4 2012 Q4 2011 Percent Q4 2012 Q4 2011 Percent Adjusted EBITDA(1) $ 210.3 $ 79.7 164% $ 1,264.2 $ 689.8 83% Adjusted net income per diluted share(2) $ 1.20 $ 0.34 253% $ 7.55 $ 3.94 92% CVR Partners Adjusted EBITDA(3) $ 27.1 $ 48.4 -44% $ 148.2 $ 162.6 -9% CVR Partners Distributions $ 0.19 $ 0.59 -67% $ 1.81 $ 1.57 16% Petroleum Adjusted EBITDA(4) $ 198.2 $ 47.6 316% $ 1,178.9 $ 580.9 103%

Financial Results Note: Adjusted EBITDA for the fourth quarter and full year 2012 excludes turnaround expense of $93.7mm and $128.5mm, respectively and $54.1mm and $66.4mm for fourth quarter and full year 2011, respectively Definition on slide 7 and Non-GAAP reconciliation on slide 10 Non-GAAP reconciliation on slide 10 Non-GAAP reconciliation on slide 11 Fourth Quarter Year to Date (In millions, except for EPS/EPU) Q4 2012 Q4 2011 Q4 2012 Q4 2011 Net earnings attributable to CVR stockholders $ 40.2 $ 65.9 $ 378.6 $ 345.8 Earnings per diluted share $ 0.46 $ 0.75 $ 4.33 $ 3.94 EBITDA(1) $ 105.7 $ 140.0 $ 801.4 $ 695.6 Adjusted EBITDA(2) $ 210.3 $ 79.7 $ 1,264.2 $ 689.8 Adjusted net income per diluted share(3) $ 1.20 $ 0.34 $ 7.55 $ 3.94 CVR Partners Distributions $ 0.19 $ 0.59 $ 1.81 $ 1.57

Debt Metrics Note: Refer to slide 8 for metrics used in calculations Financial Metrics 2008 2009 2010 2011 2012 Debt to Capital 46% 43% 41% 43% 37% Debt to Adj. EBITDA 2.3 2.4 2.5 1.2 0.7 Consolidated Net Debt (Cash) ($s in millions) 487.0 454.4 277.0 475.5 2.2 $0 $100 $200 $300 $400 $500 $600 2008 2009 2010 2011 2012

Appendix

Non-GAAP Financials Measures To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Non-GAAP Financials Measures EBITDA and Adjusted EBITDA. EBITDA represents net income before income tax expense, interest expense and other financing costs and depreciation and amortization. Management believes that EBITDA provides relevant and useful information that enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in review of our overall financial, operational and economic performance. Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable, share-based compensation, major scheduled turnaround expenses, loss on disposition of fixed assets, unrealized (gain) loss on derivatives, net, loss on extinguishment of debt and expenses associated with the Gary-Williams acquisition. Management believes that adjusted EBITDA provides relevant and useful information that enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in the reviewing of our overall financial, operational and economic performance. First-in, first-out (FIFO) impact: The Company’s basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

Capital Structure* Note: 2011 includes debt related to acquisition of Gary Williams but only 16 days of EBITDA contribution * Includes cash and debt of Nitrogen Fertilizer segment, which is held separately by CVR Partners LP, which has a separate capital structure Adjusted for FIFO, turnaround expense, SBC, financing costs and gains/losses on derivatives, asset dispositions, loss on extinguishment of debt, Gary Williams acquisition and integration costs, and bridge loan expenses Non-GAAP reconciliation on slide 9 Financials ($ in millions) Full Year 2008 2009 2010 2011 2012 Cash $ 8.9 $ 36.9 $ 200.0 $ 388.3 $ 896.0 Total Debt, including current portion 495.9 491.3 477.0 863.8 898.2 Net Debt 487.0 454.4 277.0 475.5 2.2 CVR Stockholder’s Equity 579.5 653.8 689.6 1,151.6 1,525.2 Adjusted EBITDA(1)(2) $ 218.1 $ 206.8 $ 192.0 $ 689.8 $ 1,264.2

Consolidated Non-GAAP Financial Measures Note: The adjustments to reconcile from EBITDA to Adjusted EBITDA for 2011 have been updated from previous presentations to reflect the NCI impact of the adjustments. Financials ($ in millions) Full Year 2008 2009 2010 2011 2012 Consolidated net income (loss) attributable to CVR Energy $ 163.9 $ 69.4 $ 14.3 $ 345.8 $ 378.6 Interest expense, net of interest income 37.6 42.5 48.1 55.3 74.6 Depreciation and amortization 82.2 84.9 86.8 90.3 130.0 Income tax expense (benefit) 63.9 29.2 13.8 209.5 225.6 EBITDA adjustments included in NCI - - - (5.3) (7.4) FIFO impact (favorable) unfavorable 102.5 (67.9) (31.7) (25.6) 58.4 Goodwill impairment 42.8 - - - - Unrealized (gain)/loss on all derivatives (247.9) 37.8 (0.6) (85.3) 148.0 Share-based compensation (42.5) 8.8 37.2 27.2 39.1 Loss on disposal of fixed asset 2.3 - 2.7 2.5 - Loss on extinguishment of debt 10.0 2.1 16.6 2.1 37.5 Major scheduled turnaround 3.3 - 4.8 66.4 128.5 Expenses related to proxy matter - - - - 44.2 Expenses related to Gary Williams acquisition - - - 9.1 11.0 Expenses related to non-controlling interest - - - (2.2) (3.9) Adjusted EBITDA $ 218.1 $ 206.8 $ 192.0 $ 689.8 $ 1,264.2

Consolidated Non-GAAP Financial Measures Financials ($ in millions) Fourth Quarter Full Year 12/31/2012 12/31/2011 12/31/2012 12/31/2011 Consolidated net income (loss) attributable to CVR Energy $ 40.2 $ 65.9 $ 378.6 $ 345.8 Interest expense, net of interest income 17.9 14.7 74.6 55.3 Depreciation and amortization 32.6 24.2 130.0 90.3 Income tax expense (benefit) 16.7 37.1 225.6 209.5 EBITDA adjustments included in NCI (1.7) (1.9) (7.4) (5.3) EBITDA $ 105.7 $ 140.0 $ 801.4 $ 695.6 FIFO impact (favorable) unfavorable 12.9 (35.1) 58.4 (25.6) Unrealized (gain)/loss on all derivatives (48.9) (92.1) 148.0 (85.3) Share-based compensation 10.6 3.5 39.1 27.2 Loss on disposal of fixed asset - 1.0 - 2.5 Loss on extinguishment of debt 37.5 - 37.5 2.1 Major scheduled turnaround 93.7 54.1 128.5 66.4 Expenses related to proxy matter - - 44.2 - Expenses related to Gary Williams acquisition 0.7 8.6 11.0 9.1 Expenses related to non-controlling interest (1.9) (0.3) (3.9) (2.2) Adjusted EBITDA $ 210.3 $ 79.7 $ 1,264.2 $ 689.8 Note: The adjustments to reconcile from EBITDA to Adjusted EBITDA for 2011 (quarter and year) have been updated from previous presentations to reflect the NCI impact of the adjustments.

Consolidated Non-GAAP Financial Measures Financials(1) ($ in millions) Fourth Quarter Full Year 12/31/2012 12/31/2011 12/31/2012 12/31/2011 Consolidated net income (loss) attributable to CVR Energy $ 40.2 $ 65.9 $ 378.6 $ 345.8 FIFO impact (favorable) unfavorable 7.9 (21.3) 35.5 (15.5) Share-based compensation 6.2 2.1 22.5 18.6 Loss on extinguishment of debt 22.8 - 22.8 1.3 Loss on disposition of assets - 0.6 - 1.5 Major scheduled turnaround 56.1 32.8 77.2 40.2 Unrealized (gain)/loss on derivatives (29.8) (55.8) 90.0 (51.7) Expenses associated with proxy matters - - 26.8 - Expenses associated with the acquisition of Gary-Williams(2) 0.4 5.2 6.7 5.5 Adjusted Net Income $ 103.8 $ 29.5 $ 660.1 $ 345.7 Adjusted Net Income per diluted share $ 1.20 $ 0.34 $ 7.55 $ 3.94 All adjustments net of tax Legal, professional and integration expenses related to acquisition of Gary-Williams in December 2011

Fertilizer Non-GAAP Financial Measures Financials ($ in millions) Fourth Quarter Full Year 12/31/2012 12/31/2011 12/31/2012 12/31/2011 Operating income $ 16.0 $ 42.6 $ 115.8 $ 136.2 Depreciation and amortization 4.9 4.9 20.7 18.9 Other income (expense) - - 0.1 0.2 Major scheduled turnaround expense 4.6 - 4.8 - Share-based compensation 1.6 0.9 6.8 7.3 Adjusted EBITDA $ 27.1 $ 48.4 $ 148.2 $ 162.6

Petroleum Non-GAAP Financial Measures Financials ($ in millions) Fourth Quarter Full Year 12/31/2012 12/31/2011 12/31/2012 12/31/2011 Operating income $ 121.3 $ (3.3) $ 1,012.5 $ 465.7 FIFO impacts (favorable) unfavorable $ 12.9 $ (35.1) $ 58.4 $ (25.6) Share-based compensation $ 4.7 $ 0.7 $ 13.5 $ 8.7 Major scheduled turnaround $ 89.1 $ 54.1 $ 123.7 $ 66.4 Loss on disposition of assets $ - $ 1.0 $ - $ 2.5 Realized (gain)/loss on all derivatives $ (57.1) $ 11.1 $ (137.6) $ (7.2) Depreciation and amortization $ 27.3 $ 19.0 $ 107.6 $ 69.9 Other income $ - $ 0.1 $ 0.8 $ 0.5 Adjusted EBITDA $ 198.2 $ 47.6 $ 1,178.9 $ 580.9